                                                                   EXHIBIT 10.32

THE SECURITIES TO WHICH THIS STOCK PURCHASE AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS ("BLUE SKY LAWS"), AND MAY NOT BE OFFERED OR SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT, AND AS REQUIRED BY BLUE SKY LAWS IN EFFECT AS TO SUCH OFFER AND SALE, UNLESS AN EXEMPTION FROM SUCH REGISTRATION UNDER FEDERAL AND STATE LAW IS AVAILABLE.

                               DSP COMMUNICATIONS, INC.
                               STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT (this "Agreement") is entered into as of October 12, 1998, by and between DSP COMMUNICATIONS, INC., a Delaware corporation (the "Corporation"), and DAVIDI GILO, an individual ("Gilo").


                                       RECITALS

     A. Gilo has been appointed as Chairman of the Board of Directors of the Corporation.

     B. Gilo desires to purchase 350,000 shares of the Corporation's common stock from the Corporation, and the Corporation desires to sell such shares to Gilo on the terms and conditions hereinafter set forth.

                                      AGREEMENT

     NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties contained in this Agreement, the parties hereto agree as follows:

     1. AGREEMENT TO SELL AND PURCHASE THE SHARES. On the basis of the representations, warranties and agreements contained in this Agreement, but subject to the terms and conditions hereof, the Corporation agrees to issue and sell to Gilo, and Gilo agrees to purchase from the Corporation, Three Hundred Fifty Thousand (350,000) shares of Common Stock, $0.001 par value (the "Shares"). The purchase price for the Shares shall be $6.6875 per Share, for an aggregate purchase price of $2,340,625 (the "Purchase Price"). Gilo shall pay the Purchase Price by delivering to the Corporation a promissory note in the principal amount of $2,340,625, payable to the Corporation, in substantially the form attached hereto as Exhibit A (the "Note").

     2. REPRESENTATIONS AND WARRANTIES OF THE CORPORATION. The Corporation hereby represents and warrants to Gilo as follows:

          a. CORPORATE ORGANIZATION AND STANDING. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to carry on its business as presently conducted.

          b. ISSUANCE AND DELIVERY OF THE PURCHASED SHARES. The offer, issuance, sale and delivery of the Shares in accordance with this Agreement have been duly authorized by all requisite corporate action of the Corporation. This Agreement, when executed and delivered by the Corporation, shall constitute a valid and binding obligation of the Corporation, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.


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          c.   NO BREACH.  Neither the execution or delivery of this Agreement, nor compliance by the Corporation with the terms hereof, will conflict with, or result in a breach or violation of, any of the terms, conditions or provisions of (i) any judgment, order, injunction, decree, or ruling of any court or governmental authority, domestic or foreign, or (ii) any agreement, contract, lease or commitment to which the Corporation is a party or to which it is subject.

          d. CAPITALIZATION. As of the effective date of this Agreement, the Corporation's authorized capital stock shall include only two (2) authorized classes of capital stock, consisting of: (A) five million (5,000,000) shares of Preferred Stock; and (B) one hundred ten million (110,000,000) shares of Common Stock. Immediately prior to the issuance of the Shares, the capitalization of the Corporation will be as follows: (A) no shares of Preferred Stock outstanding; (B) Thirty-Seven Million Eight Hundred Eighty-Six Thousand One Hundred Sixty-Four (37,886,164) shares of Common Stock outstanding; and (C) Fourteen Million Nine Hundred Seventy-Seven Thousand Seven Hundred Twenty-One (14,977,721) shares of Common Stock reserved for issuance under the Corporation's stock option plans and stock purchase plan, under which there are currently outstanding options to purchase up to Six Million Five Hundred Seventy-Nine Thousand One Hundred Thirty-One (6,579,131) shares of Common Stock.

          e. TAX IMPLICATIONS. The Corporation makes no representation with respect to the tax implications to Gilo in connection with its purchase of the Shares hereunder.

          f. ADDITIONAL INFORMATION. The Corporation has made available to Gilo the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Shares and to obtain any additional information that the Corporation possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information furnished in accordance herewith.

     3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF GILO. Gilo hereby represents, warrants and covenants to the Corporation as follows:

          a. COMPLIANCE WITH SECURITIES LAWS. Gilo understands and acknowledges that the Shares have not been registered under the Securities Act or qualified under any applicable state securities or blue sky law by reason of a specific exemption from the registration provisions thereof which depends upon, among other things, the bona fide nature of the investment as expressed herein.

          b.   STATUS OF GILO.

               i. INVESTMENT. Gilo is purchasing the Shares for his own account for investment purposes and not with a view to, or for resale in connection with, any distribution thereof.

               ii. KNOWLEDGE AND EXPERIENCE; ACCREDITED INVESTOR. Gilo has such knowledge and experience in financial and business matters that he is qualified to make decisions with respect to investments in restricted securities such the Shares, and has requested, received, reviewed and considered all information he deems relevant in making a decision to execute this Agreement and to purchase the Shares. Gilo acknowledges that he is capable of evaluating the merits and risks of the investment in the Shares and he is able to bear the economic risk of such investment. Gilo represents that he is an "accredited investor" within the meaning of Rule 501of Regulation D promulgated under the Securities Act.

               iii. ACCESS TO INFORMATION. Gilo acknowledges that the Corporation has made available to him the opportunity to (A) discuss the Corporation's business, management and financial affairs with its management,
(B) ask questions and receive answers concerning the terms and conditions of the offering of the Shares, and (C) obtain any additional information that the Corporation possesses or can acquire without unreasonable effort or expense that is necessary to verify the

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accuracy of the information furnished in accordance herewith or to decide whether or not to purchase the Shares. Gilo acknowledges, warrants and agrees that Gilo has received sufficient information to enable Gilo to make the investment contemplated in this Agreement. Gilo acknowledges that no other representation or warranty has been made by the Corporation or any agent thereof except as set forth in this Agreement.

               iv. RISK OF INVESTMENT. Gilo understands that an investment in the Corporation involves a high degree of risk and is suitable only for investors who can afford a loss of their entire investment and who have no need for liquidity from their investment.

               v. SUITABILITY. Gilo has carefully considered and has, to the extent Gilo deems necessary, discussed with Gilo's own professional legal, tax and financial advisers the suitability of an investment in the Shares for Gilo's particular tax and financial situation, and Gilo has determined that the Shares are a suitable investment.

               vi. RESTRICTIONS ON RE-SALES. Gilo understands and acknowledges that because the Shares have not been registered under the Securities Act, such Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Gilo further understands and acknowledges that the Securities Act prohibits resales of securities except pursuant to an effective registration statement or an exemption from registration for which such securities and Gilo qualifies. Gilo understands and acknowledges that there can be no assurance that Gilo will be able to qualify for such an exemption from registration.

               vii. COMPLIANCE WITH SECURITIES ACT. Gilo will not, directly or indirectly, voluntarily offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) its rights under this Agreement or the Shares or any interest therein otherwise than in compliance with the Securities Act, any applicable state securities or blue sky laws, and the rules and regulations promulgated thereunder.

          c. LEGENDS. Gilo agrees that the certificate representing the Shares shall bear a legend substantially in the form set forth below:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

          d. DUE AUTHORIZATION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT AND THE NOTE. Gilo has full right, power, authority and capacity to enter into this Agreement and the Note and to consummate the transactions contemplated hereby and thereby. This Agreement and the Note, when executed and delivered by Gilo, shall constitute valid and binding obligations of Gilo, enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          e. GOVERNMENTAL CONSENTS. No consent, approval, order, authorization or registration, qualification, designation, license, declaration or filing with any governmental authority is required on the part of Gilo in connection with the consummation of the transactions contemplated herein.

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          f.   NO BREACH.  Neither the execution and delivery of this Agreement or the Note, nor compliance by Gilo with the terms and provisions hereof or thereof, will conflict with, or result in a breach or violation of, any of the terms, conditions and provisions of (i) any judgment, order, injunction, decree, or ruling of any court or governmental authority, domestic or foreign, or (ii) any agreement, contract, lease, license or commitment to which Gilo is a party or to which he is subject.

          g. TAX IMPLICATIONS. Gilo has consulted with his tax advisors as to the tax implications of his investment hereunder. Gilo acknowledges that Gilo is purchasing the Shares with full knowledge and understanding of the tax implications of this investment. Gilo warrants that he understands that the issuance of stock under this agreement may be a taxable event for him, and that he will be liable for, and will pay, any tax that may be due and payable by him with respect to the issuance of stock.

          h. RELIANCE. Gilo understands and acknowledges that the Corporation is relying on the accuracy of the representations and warranties of Gilo contained herein to establish compliance with federal and state securities laws. Gilo agrees that if any such representation or warranty is not true and accurate in any respect, Gilo shall immediately notify the Corporation in writing and shall be cause for recision by the Corporation, at its sole election.

     4.   MISCELLANEOUS.

          a. Survival. The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby.

          b. EXECUTION AND DELIVERY OF OTHER DOCUMENTS. The parties agree that they will execute and deliver such other documents as may be reasonably requested by the other party to complete the transactions contemplated hereby.

          c. SEVERABILITY. The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

          d. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          e. ENTIRE AGREEMENT. This Agreement and the exhibits attached hereto and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between and among the parties with regard to the subjects hereof and thereof.

          f. NOTICE. Any notice, demand, consent or other communication under this Agreement shall be in writing addressed to the other party at its address on the signature page to this Agreement, or to such other address as such party shall have theretofore furnished by like notice, and either served personally, sent by express, registered or certified first class mail, postage prepaid, sent by facsimile transmission, or delivered by reputable commercial courier. Such notice shall be deemed given (i) when so personally delivered, or (ii) if mailed as aforesaid, five (5) days after the same shall have been posted, or (iii) if sent by facsimile transmission, as soon as the sender receives written or telephonic confirmation that the message has been received and such facsimile is followed the same day by mailing by prepaid express, registered or certified mail as set forth herein, or (iv) if delivered by commercial courier, upon receipt.

          g. FINDER'S AND BROKER'S FEES. Each party hereto represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement, and hereby agrees to indemnify and to hold the other harmless from any liability for any finder's or

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

broker's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such indemnifying person, or any of its employees or representatives, are responsible.

          h. HEADINGS. The headings of the Sections and subsections of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of the contents of this Agreement.

          i. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts between California residents entered into and to be performed entirely within the State of California.

          j. ARBITRATION. Any dispute between the parties arising out of this Agreement shall be submitted to final and binding arbitration in the County of Santa Clara, State of California, under the Commercial Arbitration Rules of the American Arbitration Association then in effect, upon written notification and demand of either party therefor. In the event either party demands such arbitration, the American Arbitration Association shall be requested to submit a list of prospective arbitrators consisting of persons experienced in matters involving securities offerings. The provisions of California Code of Civil Procedure Section 1283.05 and the laws of the State of California are incorporated herein and shall be applicable to the arbitration. In making the award, the arbitrator shall award recovery of costs and expenses of the arbitration and reasonable attorneys' fees to the prevailing party. Any award may be entered as a judgment in any court of competent jurisdiction. Should judicial proceedings be commenced to enforce or carry out this provision or any arbitration award, the prevailing party in such proceedings shall be entitled to reasonable attorneys' fees and costs in addition to other relief. Either party shall have the right, prior to receiving an arbitration award, to obtain preliminary relief from a court of competent jurisdiction to avoid injury or prejudice to that party.

          k. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          l. FACSIMILE SIGNATURES. The parties shall be entitled to rely upon and enforce a facsimile of any authorized signature as if it were the original.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first set forth above.


DSP COMMUNICATIONS, INC.                GILO
a Delaware corporation


By:    /s/ Joseph Perl                             /s/ Davidi Gilo
    ------------------------------------         ---------------------------
    Joseph Perl, CEO                             Davidi Gilo
    20300 Stevens Creek Blvd., 4th Floor         100 Why Worry Lane
    Cupertino, CA 95014                          Woodside, CA 94062



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

                                                                       EXHIBIT A
                             SECURED PROMISSORY NOTE

$2,340,625                     Woodside, California             October 12, 1998

     FOR VALUE RECEIVED, the undersigned, DAVIDI GILO (hereinafter the "MAKER"), hereby promises to pay to DSP COMMUNICATIONS, INC. (hereinafter the "PAYEE"), or order, in Cupertino, California, or at such other place as PAYEE may from time to time designate, in United States of America currency, the sum of Two Million Three Hundred Forty Thousand Six Hundred Twenty-Five Dollars ($2,340,625), with interest on the unpaid principal balance. Interest shall accrue from the date of this Note at the rate of six and one-half percent (6.5%) per annum.

     The principal amount under this Note and any accrued and unpaid interest thereon shall be due and payable in full on December 31, 2001.

     The MAKER shall have the right to prepay all or any part of the unpaid principal of this Note from time to time without any penalty or premium, provided that any such prepayments shall be applied first against any accrued interest, and then against principal.

     In the event of default in the payment of any installment of principal or interest for more than thirty (30) days after such comes due, the entire outstanding balance of principal and interest shall become immediately due and payable at the option of the holder of this Note.

     If a party breaches this Note, the breaching party shall pay all costs and attorneys' fees incurred by the other party in connection with such breach, whether or not any litigation is commenced.

     This Note is secured by a Deed of Trust and Assignment of Rents.

     Consent by the PAYEE to waive one default shall not be deemed to be a waiver of the right to require consent to waive future or successive defaults.

     This Note shall be governed as to its construction, interpretation and enforcement and in all other respects by the laws of the State of California without regard to the conflicts of laws provisions thereof.

     This Note shall not be modified, amended or canceled except in writing by the MAKER and PAYEE or other assignee of this Note.

     The MAKER waives demand, presentment, protest, notice of nonpayment, notice of protest and any and all lack of diligence or delays which may occur in the collection of this Note.

     IN WITNESS WHEREOF, the MAKER has caused this Note to be duly executed in Woodside, California.

  /s/ Davidi Gilo
 ---------------------
  Davidi Gilo


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